                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 14, 1999


                              Greater Bay Bancorp
            (Exact name of registrant as specified in its charter)



         California                                           77-0387041
(State or other jurisdiction of                            (I.R.S. employer
 incorporation or organization)                         identification number)


                       Commission file number:  0-25034


                            2860 West Bayshore Road
                          Palo Alto, California 94303
             (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (650) 813-8200

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Item 5.  Other Events.

  On December 14, 1999, Greater Bay Bancorp (the "Registrant") entered into an Agreement and Plan of Reorganization with Coast Bancorp ("Coast") providing for the merger of Coast with and into the Registrant (the "Merger"), subject to the terms and conditions therein, including the receipt of all required regulatory approvals and the approval of the shareholders of the Registrant and Coast. Following consummation of the Merger, Coast Commercial Bank, a wholly owned subsidiary of Coast, will become a wholly owned subsidiary of the Registrant.

  Included as Exhibit 99.4 of this Current Report on Form 8-K is unaudited pro forma condensed combined financial information. The Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 1999 combines the historical consolidated balance sheets of the Registrant, Bay Commercial Services ("BCS") (which merged with the Registrant on October 15, 1999), Mt. Diablo Bancshares ("MDB") (which signed a definitive agreement on September 15, 1999 to merge with the Registrant) and Coast, as if all of these mergers had been effective on September 30, 1999, after giving effect to certain adjustments. These adjustments are based on estimates. The Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended September 30, 1999 and 1998 and for the years ended December 31, 1998, 1997 and 1996 present the combined results of operations of the Registrant, BCS, MDB and Coast as if the mergers had been effective at the beginning of each period. No assurance can be given when and if the proposed mergers with MDB and Coast will be consummated.

  The unaudited pro forma condensed combined financial information and accompanying notes reflect the application of the pooling of interests method of accounting for the mergers. Under this method of accounting, the recorded assets, liabilities, shareholders' equity, income and expenses of the Registrant, BCS, MDB and Coast are combined and reflected at their historical amounts.

  The pro forma combined figures shown in the unaudited pro forma condensed combined financial information are simply arithmetical combinations of the Registrant's, BCS', MDB's and Coast's separate financial results; you should not assume that the Registrant, BCS, MDB and Coast would have achieved the pro forma combined results if they had actually been combined during the periods presented.

  The combined company expects to achieve merger benefits in the form of operating cost savings. The pro forma earnings, which do not reflect any direct costs or potential savings which are expected to result from the consolidation of the operations of the Registrant, BCS, MDB and Coast, are not indicative of the results of future operations. No assurances can be given with respect to the ultimate level of expense savings.

Pro Forma Earnings with Operating Efficiencies

     The pro forma condensed combined financial information contained in Exhibit
99.4 indicates that, for the nine months ended September 30, 1999, the Registrant's net earnings per share (1) would have been $1.62, a decline of $0.04 from the reported earnings before the mergers with BCS, MDB and Coast. However, these pro forma earnings per share do not reflect the operating efficiencies that the Registrant has realized in all of its previous mergers. On average, the Registrant has realized operating efficiencies from its prior mergers in excess of 15% of the operating expenses of the acquired institutions. The following table details the impact of applying the Registrant's historical percentage of operating efficiencies attained on a pro forma basis to September 30, 1999 earnings:

                                                     Operating          Net
                                                     Expenses        Income (1)        EPS (1)
                                                     ---------       ----------        -------
 Pro-Forma Net Income Before
  Operating Efficiencies                                               $27,814           $1.62

Operating Expenses:
  Bay Commercial Services                             $ 4,353
  Coast                                               $ 9,884
  Mt. Diablo                                          $ 4,238
                                                      -------
    Total                                             $18,475
                                                      =======

  Greater Bay Historical Merger & Acquisition
    Operating Efficiencies                                 15%

Estimated Operating Efficiencies, Gross               $ 2,771
                                                      =======

Estimated Operating Efficiencies, Net of Tax          $ 1,718          $ 1,718           $0.10
                                                      =======         --------         -------
Adjusted Pro-Forma Net Income After
  Operating Efficiencies                                               $29,532           $1.72
                                                                      ========         =======


(1) - Before merger and other related nonrecurring costs and extraordinary items.

     No assurance can be given that these operating efficiencies will be achieved. Information contained under this caption constitutes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. The Registrant's actual results may differ significantly from the results discussed in these forward-looking statements. Factors that might cause such a difference include but are not limited to difficulties in integrating the business of the newly acquired institutions, the timing relating to achieving the operating efficiencies, economic conditions, competition in the geographic and business areas in which the Registrant conducts its operations and government regulation.

Item 7.  Financial Statements and Exhibits.

Exhibits
--------

2 Agreement and Plan of Reorganization, dated as of December 14, 1999, by and between Greater Bay Bancorp and Coast Bancorp

10.1 Stock Option Agreement, dated as of December 14, 1999, by and between Greater Bay Bancorp and Coast Bancorp

99.1  Press Release dated December 14, 1999 re Coast merger

99.2  Press Release dated December 14, 1999 re dividend declaration

99.3 Press Release dated December 14, 1999 re addition to Nasdaq Financial-100 Index

99.4 Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 1999 and Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended September 30, 1999 and 1998 and for the years ended December 31, 1998, 1997 and 1996

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Greater Bay Bancorp
                                     (Registrant)



Dated: December 15, 1999             By: /s/ Linda M. Iannone
                                         --------------------
                                         Linda M. Iannone
                                         Senior Vice President and General
                                         Counsel
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                                 Exhibit Index
                                 -------------

2 Agreement and Plan of Reorganization, dated as of December 14, 1999, by and between Greater Bay Bancorp and Coast Bancorp

10.1 Stock Option Agreement, dated as of December 14, 1999, by and between Greater Bay Bancorp and Coast Bancorp

99.1  Press Release dated December 14, 1999 re Coast merger

99.2  Press Release dated December 14, 1999 re dividend declaration

99.3 Press Release dated December 14, 1999 re addition to Nasdaq Financial-100 Index

99.4 Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 1999 and Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended September 30, 1999 and 1998 and for the years ended December 31, 1998, 1997 and 1996